UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 21, 2026
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Operations Officer
On August 21, 2026, the registrant announced the appointment of Mr. Jeff Lee to become Executive Vice President and Chief Operations Officer of the registrant and its wholly owned subsidiary, First Interstate Bank (the “Bank”), with Mr. Lee’s employment starting date expected to begin formally on September 14, 2026 (the “Effective Date”). Mr. Lee, who is 57 years old, has more than 20 years of banking leadership experience in operations, technology, digital banking, information security, marketing and business transformation. From May 2013 until January 2024, Mr. Lee served in several officer roles within Seacoast Banking Corporation of Florida, a financial holding company listed on the Nasdaq Global Select Market (NASDAQ: SBCF), beginning as Chief Marketing Officer until his transition to Chief Digital Officer in May 2019 and subsequent transition to Chief Operations and Technology Officer in March 2021. Since leaving Seacoast Banking Corporation of Florida, from March 2025 to November 2025, Mr. Lee served as an independent strategic consultant to a publicly traded banking institution. Before joining Seacoast Banking Corporation of Florida, Mr. Lee held senior marketing and digital leadership positions with American Express International, Bonnier Corporation, and BGT Partners. Mr. Lee holds a Bachelor of Business Administration degree from the University of Memphis and a Master of Business Administration degree from the University of Florida - Warrington College of Business.

In connection with his appointment, the registrant and the Bank are expected to enter into a formal Employment Agreement with Mr. Lee (the “Employment Agreement”) that is expected to be effective as of the Effective Date and be on terms substantially similar to the terms of the registrant’s other executive officers who report to the registrant’s Chief Executive Officer, except as otherwise described herein with respect to the financial terms approved by the Compensation Committee of the registrant’s Board of Directors for Mr. Lee’s employment. Under the Employment Agreement, Mr. Lee’s initial annual base salary has been set at $480,000, and he will be expected to be entitled to equitable participation in incentive compensation, bonuses and long-term incentive opportunities in any plan or arrangement in which he is eligible to participate. In addition, in connection with his appointment, the registrant expects to grant to Mr. Lee a long-term incentive award in the form of time-based restricted stock units with an aggregate grant date value of $200,000. The restricted stock units are expected to vest in three equal annual installments beginning on September 14, 2027, subject to Mr. Lee’s continued employment through each applicable vesting date. The Employment Agreement is expected to have an initial term of one year and contain a provision for automatic renewal for successive one-year terms unless terminated or notice of non-renewal is provided at least 90 days prior to the end of the applicable term. The registrant expects to finalize the terms of the Employment Agreement with Mr. Lee by the Effective Date and to file the agreement with the registrant’s periodic report covering the period during which the Employment Agreement is executed by all parties. Investors and other interested parties are encouraged to read the full text of the Employment Agreement when it becomes available because it will contain important terms not included in the summary above.
Mr. Lee was not appointed pursuant to any arrangement or understanding with any person, and Mr. Lee does not have any family relationships with any directors or executive officers of the registrant. Neither Mr. Lee nor any of his immediate family has been a party to any transactions with the registrant during the registrant’s last two fiscal years, nor is any such transaction currently proposed, that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.
Cautionary Note Regarding Forward-Looking Statements
Statements contained in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are identified by the use of the terms “expected,” “will,” “look forward to,” “aim,” and similar words or phrases indicating possible future expectations, events or actions. Statements about the registrant’s expectations concerning continued and future service arrangements with Mr. Lee are forward-looking statements. Such forward-looking statements are based on current expectations, assumptions and projections about our business and the registrant, and are not guarantees of our future performance or outcomes. These statements are subject to a number of known and unknown risks, uncertainties, and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein. The registrant has provided additional information about the risks facing its business in its most recent annual report on Form 10-K, and any subsequent periodic and current reports on Forms 10-Q and 8-K, filed by it with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made and are expressly qualified in their entirety by the cautionary statements set forth herein and in the filings with the Securities and Exchange Commission identified above, which you should read in their entirety before making any investment or other decision with respect to our securities. We undertake no obligation to update or revise any forward-looking statements contained in this report, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 21, 2026

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ JAMES A. REUTER
James A. Reuter
President and Chief Executive Officer